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                                                                    EXHIBIT 10.3


                               MARKETING AGREEMENT


         MARKETING AGREEMENT (the "Agreement"), dated as of March 15, 1996, by and among Bank of Boston Corporation, a Massachusetts corporation (together with its subsidiaries, "BKBC"), HomeSide, Inc., a Delaware corporation (together with its subsidiaries, the "Company").

         WHEREAS, BKBC and the Company have entered into a Stock Purchase Agreement, dated as of December 11, 1995, as amended from time to time (the "Purchase Agreement"), pursuant to which the Company is purchasing from BKBC all of the issued and outstanding capital stock of BancBoston Mortgage Corporation, a Florida corporation ("BBMC"); and

         WHEREAS, it is a condition to the obligations of BKBC under the Purchase Agreement that the parties hereto execute this Agreement.

         NOW, THEREFORE, the parties hereto agrees as follows:

         SECTION 1. Definitions. Capitalized terms used herein and not otherwise defined in this Agreement shall have the meanings assigned to such terms in the Purchase Agreement. In addition, the following terms shall have the following meanings:

         "BKB Customer" means any Person who becomes a customer of the Company
(a) in connection with the acquisition of a loan or servicing rights to a loan originated through BKBC's or a BKBC Affiliate's normal retail origination channels, including, without limitation, so called consumer direct mortgages, by virtue of the sale to the Company of the capital stock of BBMC pursuant to the Purchase Agreement or (b) as a result of a sale, after the date hereof, by BKBC or a BKBC Affiliate to the Company of a loan and/or servicing rights relating to
(i) loans originated through BKBC's or such Affiliate's normal retail origination channels, including, without limitation, so called consumer direct mortgages and (ii) loans originated by banks and other Persons acquired by BKBC, in each case for so long as such Person remains obligated to make any payment in respect of such a loan (or any refinancing thereof by BKBC or its Affiliates). Such Person shall continue to be a "BKBC Customer" notwithstanding any products or services (including, without limitation, refinancings) provided to such Person by the Company.

         "Barnett" means Barnett Banks, Inc. and its Affiliates.
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         "Barnett Customer" shall have the meaning set forth in the Barnett
Marketing Agreement.

         "Barnett Marketing Agreement" means the marketing agreement to be entered into between Barnett and the Company substantially in the form attached as Annex A hereto, as in effect from time to time, which Agreement shall not be modified in any way (nor shall any waiver be granted thereunder) which (i) shall impinge upon or otherwise limit the rights of BKBC and its Affiliates under this Agreement or (ii) shall provide to Barnett any material rights or benefits which, taken as a whole, are more favorable than the rights or benefits provided to BKBC under this Agreement.

         "Company Customers" means any Person who is a customer of the Company (including Barnett Customers, BKBC Customers and Other Customers).

         "Other Customer" means any Person who is a customer of the Company and is not a Barnett Customer or a BKBC Customer.

         SECTION 2. Exclusive Marketing Rights. Subject to Sections 7 and 8 hereof, the Company hereby grants to BKBC and its Affiliates the exclusive right to market directly to BKBC Customers, or to solicit directly BKBC Customers with respect to, any and all products and services. In connection with the grant of such exclusive right, subject to Sections 7 and 8 hereof, the Company agrees that it and its Subsidiaries will not, (a) market to BKBC Customers, or solicit directly BKBC Customers with respect to, any products or services or (b) take any action to facilitate any other Person's ability to so market or solicit BKBC Customers.

         SECTION 3. Non-Exclusive Marketing Rights. Subject to Sections 7 and 8 hereof, the Company hereby grants to BKBC and its Affiliates the non-exclusive right to market directly to Other Customers, and to solicit directly Other Customers with respect to, any and all products and services which BKBC markets to its customers generally, other than products and services which are offered by the Company.

         SECTION 4. Customer Lists. (a) The Company shall not sell, alienate, assign, grant, or otherwise convey (each of the foregoing referred to herein as a "Transfer") to any Person any list of names of or information regarding any BKBC Customers or any right to market to BKBC Customers, or to solicit
BKBC Customers with respect to, any products or services. The Company shall at all times keep the names of and all information regarding BKBC Customers confidential. Subject to

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Sections 7 and 8 hereof, the Company shall use such names and information solely for the purpose of servicing loans to BKBC Customers. Nothing in this agreement shall be deemed to limit the Company's ability to pledge its assets to secure repayment of indebtedness for money borrowed (in connection with which the Company will seek appropriate confidentiality agreements).

         (b) The Company may Transfer to any Person any list of names of or information regarding Other Customers.

         (c) To the extent permitted pursuant to the Barnett Marketing Agreement, the Company may Transfer to any Person any list of names of or information regarding Barnett Customers, provided, however, that in the event that the Company proposes to Transfer any list containing names or other information regarding Barnett Customers, the Company shall notify BKBC in writing of such proposal and shall provide to BKBC an equal opportunity to acquire such list or information.

         (d) The Company shall not use any names of or information regarding Persons who have ceased to be BKBC Customers for any purpose (including, without limitation, marketing or solicitation purposes), other than for internal analytical purposes, and shall not Transfer any such names or information to any Person other than BKBC.

         SECTION 5. Customer Information. At the Company's expense, the Company shall furnish to BKBC, at BKBC's request, a list of all BKBC Customers and Other Customers, in each case designating each such customer as a BKBC Customer or an Other Customer and including each such customer's name and all such other information reasonably available to the Company concerning such customer as shall be requested by BKBC; provided; however, that if such a list is requested by BKBC in excess of once per calendar year, BKBC shall reimburse the Company for the Company's reasonable costs and expenses of producing such additional lists.

         SECTION 6. Customer Access. Subject to the rights granted to Barnett under the Barnett Marketing Agreement, the Company shall allow BKBC, subject to reasonable restrictions relating to frequency, timing and other matters to be determined by the Company in good faith, to include marketing materials (other than with respect to Eligible Products) in all mortgage account statements and other materials sent by the Company to any BKBC Customers and/or Other Customers. BKBC shall reimburse the Company for the Company's reasonable costs and expenses of including such marketing materials in such statements.
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         SECTION 7.  Refinancing Restrictions.

         The Company may take such action as it desires with respect to the refinancing of its customer loans subject to the following:

         (a) Notwithstanding Section 2 hereof, the Company shall have the right to solicit any BKBC Customer for the refinancing of a mortgage loan, but only so long as (i) in connection with such marketing or solicitation the Company complies with such standards and restrictions with respect to solicitation as are set forth in the applicable guides, regulations and practices of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association and such additional standards and restrictions as are typically contained in agency servicing agreements and (ii) such marketing or solicitation does not separately target BKBC Customers. In addition, in no event will the Company market to or solicit any BKBC Customer whose loan is carried on BKBC's balance sheet to refinance a mortgage loan, unless such marketing or solicitation is conducted solely through materials included in mortgage account statements.

         (b) BKBC will not engage in any formal program (e.g., mailings or telemarketing efforts) soliciting the refinancing of mortgage loans if such program includes Company Customers or any subset thereof. BKBC may engage in such a program using a customer list rented or purchased from a third party, and, if such list includes Company Customers, BKBC will submit to the Company a list of leads generated from such effort and the Company shall promptly pay to BKBC commercially reasonable compensation as agreed between the Company and BKBC for refinancings arising out of such leads.

         SECTION 8. Eligible Products Marketing. The Company shall have the nonexclusive right to market to BKBC Customers, and the exclusive right to market to Other Customers, any Eligible Products. "Eligible Products" shall mean mortgage loans on one-to-four family residential real estate (which, in the case of BKBC Customers, shall be restricted to first mortgages), mortgage credit insurance, relocation services, title insurance and title search services, appraisal services, private mortgage insurance, escrow services, hazard insurance (provided, however, that if BKBC offers such insurance, the Company will not solicit BKBC Customers for such insurance), accelerated mortgage payment products, speed pay services, and a customer retention program comparable to the Country Wide Perks Program. "Eligible Products" shall also include such additional products and services which are ancillary to
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the Company's core business and which the Company may wish to market from time to time, subject to BKBC's prior written approval which shall not be unreasonably withheld. The parties agree that BKBC's approval shall be deemed to be reasonably withheld if such ancillary product or service is competitive with a significant product or service then marketed or under development by BKBC.

         SECTION 9. Term. The term of this Agreement shall be the later of (i) the eighth anniversary of the date hereof or (ii) the third anniversary of termination of the Operating Agreement. Notwithstanding the foregoing, BKBC's right pursuant to Section 5 hereof to obtain a list of all BKBC's Customers (including such information as provided for in Section 5) shall survive termination of this Agreement.

         SECTION 10. Compliance. Upon request of either party hereto, the other party shall provide to the requesting party such access to the other party's books, records and personnel, subject to a reasonable advance notice and at mutually agreeable times, as is necessary for the requesting party to confirm compliance by the other party with its obligations hereunder.

         SECTION 11. No Other Restrictions. Except as specifically set forth herein, and notwithstanding any provision of the Purchase Agreement or any Related Agreement, (i) BKBC shall not be subject to any restrictions with respect to the marketing to or the solicitation of BKBC Customers and (ii) the Company shall not be subject to any restrictions with respect to the marketing to or the solicitation of Other Customers.

         SECTION 12. Successors and Assigns. Each of BKBC and the Company may assign its rights (subject to its obligations) hereunder, in whole or in part; provided, however, that no rights or obligations hereunder may be assigned, in whole or in part, to one or more of the Persons listed on Schedule 5.2B of the Amended and Restated Stockholder Agreement. This Agreement shall be binding on and insure to the benefit of the parties hereto and their respective successors and permitted assigns.

         SECTION 13. Notice. Any notice, request, instruction or other document to be given hereunder by any party hereto to any other party shall be in writing and shall be given (and will be deemed to have been duly given upon receipt) by delivery in person, by electronic facsimile transmission, cable, telegram, telex or other standard form of telecommunications, by overnight courier or by registered or certified mail, postage prepaid, addressed as follows:
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         if to BKBC:

                        The First National Bank of Boston
                        100 Federal Street, 01-25-08
                        Boston, Massachusetts 02110
                        Attention:  Peter J. Manning
                        Telecopy:   (617) 434-7825

                        with a copy to:

                        Bingham, Dana & Gould LLP
                        150 Federal Street
                        Boston, Massachusetts 02110
                        Attention:  Norman J. Shachoy, Esq.
                        Telecopy:   (617) 951-8736

         if to the Company:

                        HomeSide, Inc.
                        7301 Bay Meadows Way
                        Jacksonville, FL 32256
                        Attention:  Joe K. Pickett
                        Telecopy:   (904) 281-3745

                        with a copy to:

                        Hutchins, Wheeler & Dittmar
                        101 Federal Street
                        Boston, MA 02110
                        Attention:  James Westra, Esq.
                        Telecopy:   (617) 951-1295

or at such other address for a party as shall be specified by written notice.

         SECTION 14. Modification and Waiver. No amendment, modification or alteration of the terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by BKB and the Company. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision of this Agreement, whether or not similar. No waiver by any party of any breach or violation of this Agreement shall be deemed or construed as a waiver of any subsequent breach or violation thereof, whether or not similar. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof.
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         SECTION 15. Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties relating to the subject matter hereof and supercedes all prior proposals, commitments, negotiations and understandings, whether written or oral, and all other communications between the parties relating to the subject matter hereof.

         SECTION 16. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

         SECTION 17. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

         SECTION 18. Third Party Beneficiaries. Nothing in this Agreement shall entitle any Person other than the parties or their respective successors and assigns permitted hereby to any claim, cause of action, remedy or right of any kind.

         SECTION 19. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same document.
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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                        BANK OF BOSTON CORPORATION



                                        By: /s/ Peter J. Manning
                                            --------------------
                                        Name:   Peter J. Manning
                                        Title:  Executive Director


                                        HOMESIDE, INC.



                                        By:  /s/ Joe K. Pickett
                                            --------------------
                                        Name:
                                        Title: